Intangible Assets, Net (Details 1) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Goodwill and Intangible Assets Disclosure [Abstract]
2020	$ 5,251
2021	2,988
2022	1,191
Total	$ 9,430	$ 11,442	$ 11,674